UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Materials Pursuant to §240.14a-12

PARLUX FRAGRANCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARLUX FRAGRANCES, INC.

3725 S.W. 30th Avenue

Fort Lauderdale, FL 33312

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

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Notice is hereby given that the Annual Meeting of Stockholders of Parlux Fragrances, Inc. (the “Company”) for the fiscal year ended March 31, 2007, will be held at The Westin Diplomat Resort & Spa, 3555 S. Ocean Drive, Room 312/313, Hollywood, FL 33009, on Thursday, October 11, 2007, at 11:00 a.m. for the following purposes as set forth in the accompanying Proxy Statement:

1.

To elect directors to a term of office expiring at the Annual Meeting of Stockholders in the year 2008 or until their respective successors are duly elected and qualified;

2.

To approve and adopt the Parlux Fragrances, Inc. 2007 Stock Incentive Plan; and

3.

To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Holders of record of the Company’s common stock at the close of business on August 24, 2007, will be entitled to vote at the meeting.

By Order of the Board of Directors,

Neil J. Katz
Chairman and Chief Executive Officer

Dated: August 28, 2007

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to the exercise thereof and if present at the meeting may withdraw it and vote in person. Attendance at the meeting is limited to stockholders, their proxies and invited guests of the Company.

PARLUX FRAGRANCES, INC.

3725 S.W. 30th Avenue

Fort Lauderdale, FL 33312

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PROXY STATEMENT

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FOR THE ANNUAL MEETING OF STOCKHOLDERS OF PARLUX FRAGRANCES, INC.

FOR THE FISCAL YEAR ENDED MARCH 31, 2007

TO BE HELD OCTOBER 11, 2007

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Parlux Fragrances, Inc. (the “Company”) of proxies to be voted at the annual meeting of stockholders (the “Annual Meeting”) of the Company to be held at The Westin Diplomat Resort & Spa, 3555 S. Ocean Drive, Room 312/313, Hollywood, FL 33009, on Thursday, October 11, 2007, at 11:00 a.m. or at any adjournment thereof. It is anticipated that the Proxy Statement and the form of proxy will be mailed on or about September 6, 2007, to stockholders as of the Record Date, as defined below.

VOTING SECURITIES; PROXIES; REQUIRED VOTE

Voting Securities

The Board of Directors has fixed the close of business on August 24, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had outstanding 18,909,912 shares of Common Stock (reflecting a 2-for-1 stock split effected on June 16, 2006 (the “Stock Split”)), par value $0.01 per share (the “Common Stock”). All references to shares and per share amounts as well as previously awarded stock options and warrants have been retroactively adjusted to reflect the Stock Split. Only the holders of Common Stock are entitled to notice of, and to vote at, the Annual Meeting. Holders of Common Stock are entitled to one vote per share.

The Company instituted a series of common stock buyback programs and through August 24, 2007, has acquired in the open market a total of 11,347,377 shares at an average cost per share of $3.45, of which 11,067,377 shares are currently outstanding. These shares, which were not affected by the Stock Split (with the exception of 360,420 shares acquired subsequent to the Stock Split), are held as treasury stock. This treasury stock is not eligible for voting purposes.

Proxies

Mr. Neil J. Katz, the person named as proxy on the proxy card accompanying this Proxy Statement, was selected by the Board of Directors of the Company to serve in such capacity. Mr. Katz is the Chairman on the Board and Chief Executive Officer of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Required Vote

The holders of at least a majority of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Annual Meeting. At the Annual Meeting, the vote of stockholders owning a majority of the Common Stock present in person or by proxy and entitled to vote thereon is required to elect directors, and approve and adopt the Parlux Fragrances, Inc. 2007 Stock Incentive Plan.

The election inspectors appointed for the meeting will tabulate the votes in person or by proxy and will determine whether or not a quorum is present at the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for the purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

PROPOSAL No. 1:

NOMINEES FOR ELECTION AS DIRECTORS

The Board of Directors currently consists of six members. The Board of Directors, upon recommendation of the Nominating Committee, has designated the persons named below as nominees for election as directors, for a term expiring at the annual meeting of stockholders in the year 2008. All nominees are currently serving as directors. Messrs. Gopman, Stone, and Ms. Egozi Choukroun were elected by the stockholders at the Company’s annual meeting held in October 2006. Messrs. Katz, D’Agostino and Mitzman were appointed to the Board of Directors on February 6, 2007, in accordance with the terms of a settlement agreement reached by the parties to resolve a Consent Solicitation filed with the Securities and Exchange Commission by Mr. Glenn Nussdorf, a holder of approximately 12% of the shares of the Company (See Consent Solicitation on page 18).

Each director is elected by the affirmative vote of a plurality of the votes cast by the shares of common stock present at the annual meeting, in person or by proxy, and entitled to vote for the election of directors. It is the intention of the persons named in the enclosed form of proxy to vote the proxies they receive for the election of the nominees named below, unless a particular proxy withholds authorization to do so or provides other contrary instructions. Each of the nominees has indicated that he is willing and able to serve as a director. If before the annual meeting any nominee becomes unable to serve, an event which is not anticipated by the Board of Directors, the proxies will be voted for the election of whomever the Board of Directors may designate.

Name	Age	Position
Neil J. Katz	62	Chairman of the Board and Chief Executive Officer
Anthony D’Agostino	50	Independent Director
Esther Egozi Choukroun	45	Independent Director
Glenn H. Gopman	51	Independent Director
Robert Mitzman	52	Independent Director
David Stone	57	Independent Director

Neil J. Katz, 62, was appointed Director and Interim Chief Executive Officer of the Company in February 2007, and subsequently, was appointed Chairman of the Board and Chief Executive Officer of the Company in May 2007. From March 2004 through December 2006, Mr. Katz served as President and Chief Executive Officer of Gemini Cosmetics, Inc., a prestige fragrance company. From 2003 through 2004, he served as President of Strategem Creative Marketing Corporation, a marketing and consulting company which provided services to third parties. From 1991 through 2002, Mr. Katz served as President of Liz Claiborne Cosmetics, the prestige fragrance division of the Liz Claiborne Corporation. From 1986 to 1990, Mr. Katz served as President of Revlon’s Beauty Care Division. In addition, Mr. Katz previously served as a director on the Board of Directors of The Cosmetic, Toiletry and Fragrance Association and The Fragrance Foundation.

Anthony D’Agostino, 50, a Certified Public Accountant, has served as an Independent Director of the Company since February 2007 and, as of April 2007, he was appointed Chairman of the Audit Committee and a member of the Compensation, Independent, and Nominating Committees. He has been a consultant, assisting the chief financial officers and boards of directors of private and public companies, including Quality King Distributors, Inc., with Sarbanes-Oxley compliance issues and various transactions since 2004. From 2003 to 2004, Mr. D’Agostino served as the Vice President of Finance and Chief Financial Officer of CPI Aerostructures, Inc., a defense contractor. From 2002 to 2003, Mr. D’Agostino served as the Vice President of Finance and Chief Financial Officer of American Patriot Apparel Corporation, a start-up not-for-profit organization. From 2000 to 2002, he served as Senior Vice President of Finance and Chief Financial Officer of Softheon, Inc., a software start-up company.

Esther Egozi Choukroun, 45, has served as an Independent Director of the Company since October 2000, and has served as Chairman and as a member of various committees during that time. As of April 2007, she became Chairman of the Nominating Committee, and member of the Audit and Independent Committees. Since January 2007, Ms. Egozi Choukroun has been the Chief Financial Officer of Flagler Investment, LLC, a real estate investment firm specializing in the acquisition and management of underperforming assets. In addition, she is the Managing Member of PIX Holdings, LLC, a real estate services company formed in January 2007. From 2002 through 2006, Ms. Egozi Choukroun was the Executive Vice President and Chief Financial Officer of PIX Group, a full service real estate company operating in Florida and Latin America. Ms. Egozi Choukroun was employed by Banque Nationale de Paris, Miami, from 1984 through 1996, and was Senior Vice President and Deputy General Manager from 1988 through 1996. From 1997 through 1999, she was Director of

International Philanthropy at the Mount Sinai Medical Center Foundation, and through 2002 was Executive Director of the Women’s International Zionist Organization for Florida. Ms. Egozi Choukroun is also the Sisterhood Treasurer of The Sephardic Congregation of Florida-Temple Moses and serves as President of La Gorce Island Association, Inc., the homeowners association for La Gorce Island in Miami Beach, Florida.

Glenn H. Gopman, 51, a Certified Public Accountant, has served as an Independent Director of the Company since October 1995, and has served as Chairman and/or as a member of various committees during that time. As of April 2007, he became Chairman of the Compensation and Independent Committees, and a member of the Audit Committee. Since 2003, Mr. Gopman has owned and operated an independent certified public accounting practice. Until 2002, he was a partner in the public accounting firm of Rachlin Cohen & Holtz LLP. Prior to that, Mr. Gopman was a principal stockholder in the public accounting firm of Thaw, Gopman and Associates, P.A. He is a member of the American and Florida Institutes of Certified Public Accountants. Mr. Gopman is also an officer and director of two non-profit organizations: The Hebrew Free Loan Association of South Florida, Inc. and the International Association of Hebrew Free Loans. Mr. Gopman presently serves as Miami-Dade County School Board appointee to the Citizen’s Oversight Committee on School Facilities Planning.

Robert Mitzman, 52, has served as an Independent Director of the Company since February 2007, and, as of April 2007, became a member of the Audit, Compensation, Independent and Nominating Committees. Since 1981, he has served as Chief Executive Officer of Quick International Courier, a privately held courier company, with over 600 employees and over 4,000 agents and worldwide offices. Mr. Mitzman was previously a member of Young Presidents Organization and currently serves on the Board of directors of ‘Orbit International Corp’ and ‘Esquire Bank Corp”.

David Stone, 57, has served as an Independent Director of the Company since October 2002, and has served as Chairman and as a member of various committees during that time. As of 2007, he became a member of the Compensation and Nominating Committees. Mr. Stone has been in the telecommunications business since 1990 when he founded American Cellular Communications, Inc., which was subsequently sold to Cellstar, Inc., a division of Motorola, in 1997. In 1998, Mr. Stone founded America Internet Communications, L.L.C. (“AC”), a company involved in long distance communications via the internet. During 2000, AC entered into a partnership with the Stanford Bank of Texas to further develop this technology. In 2005, Mr. Stone founded Superior Communications, LLC, a company dedicated to providing internet service (VOIP) for major Latin American telephone companies, such as Telefonica Spain, and Cantv Venezuela, between Latin America and the United States.

There are no family relationships between any of our executive officers or directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

In fiscal year 2007, there were eighteen meetings of the former Board of Directors, originally elected at the annual meeting held on October 13, 2006. There were four meetings of the newly constituted Board, as appointed on February 6, 2007, pursuant to a settlement agreement reached by the parties to resolve a Consent Solicitation filed with the Securities and Exchange Commission by Mr. Glenn Nussdorf, a holder of approximately 12% of the shares of the Company (See Consent Solicitation on page 18). All of the directors attended at least 75% of the meetings. It is Parlux’s policy for all members of the Board of Directors to attend annual meetings and all of the Directors at that date attended the fiscal 2006 Annual Stockholders’ Meeting.

The Board of Directors has determined that five directors, Ms. Egozi Choukroun and Messrs. D’Agostino, Gopman, Mitzman and Stone are independent, as defined in the rules of the Nasdaq Stock Market (“Nasdaq”). The former Board of Directors established four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee, and the Special Committee of Independent Directors, all of which are composed of independent directors. The Audit Committee and Nominating Committee operate under a written charter adopted by the Board of Directors which sets forth the scope of responsibilities of such committees. Copies of those charters are available for review on the Company’s web site at www.parlux.com.

The Special Committee was originally formed during April 2003 to address a possible tender offer; such offer was subsequently withdrawn in June 2003. The Special Committee reconvened during June 2006, to address a proposal discussed on page 6; however, the offer was withdrawn on July 12, 2006.

Security holders may send communications to the Board of Directors by contacting the Company’s website, www.parlux.com, Investor Relations, or by writing to the Secretary of the Company, Parlux Fragrances, Inc. 3725 SW 30th Avenue, Ft Lauderdale, FL 33312. Such communications are reviewed by the Secretary of the Company, who will forward them to the Board or to individual Board members, as necessary. Security holders may also suggest director candidates by submitting a written proposal, along with relevant qualification data, to the Nominating Committee at the above address.

Audit Committee

Pursuant to its written charter, the Audit Committee recommends the appointment of the Company’s independent registered public accountants to audit the Company’s financial statements, as well as review the scope, purpose and type of audit services to be performed by the independent registered public accountants, and the findings and recommendations of the accountants. In July 2007, the Board of Directors approved an Audit Committee charter that complies with SEC and Nasdaq regulations. Through fiscal 2007, the Audit Committee was composed of Messrs. Gopman and Stone, and Ms. Egozi Choukroun, each of whom is independent, as defined in the rules of the Nasdaq Stock Market.

The Audit Committee held four meetings in fiscal 2007. Mr. Gopman, a Certified Public Accountant and an independent director as defined in the rules of the Nasdaq Stock Market, served as Chairman of the Audit Committee during fiscal 2007. The Board of Directors has determined that Mr. Gopman is an audit committee financial expert as defined in the regulations of the SEC.

For fiscal 2008, the Audit Committee will be composed of Mr. D’Agostino as Chairman, and Messrs. Mitzman, Gopman, and Ms. Egozi Choukroun as members, each of whom is independent, as defined in the rules of the Nasdaq Stock Market. These members approved the financial statements to be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2007. The Board of Directors has determined that Mr. D’Agostino, a Certified Public Accountant, is an audit committee financial expert, as defined in the regulations of the SEC.

AUDIT COMMITTEE REPORT

Management and the independent auditors are responsible for planning and conducting audits and determining that the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee’s responsibilities include reviewing the following with Company management, its finance staff, and the independent auditors: (i) analyses and reports prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, (ii) the quality and adequacy of the Company’s internal controls and management’s assessment thereof, (iii) major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management, (iv) the results of the audit, any problems or difficulties the independent auditors may have encountered, changes in scope of the audit and any management letters provided by the independent auditors and the Company’s response thereto, and (v) any legal and regulatory matters that may have a material impact on the Company’s financial statements. The Audit Committee is also responsible for reviewing the independence of the Company’s independent accountants and, based upon discussions with management, recommending to the Board of Directors which firm of independent accountants the Company should retain and any appropriate action to ensure the accountants’ independence.

The Audit Committee reviewed and discussed with management and Deloitte & Touche (“D&T”), the Company’s independent auditors for the fiscal year ended March 31, 2007, the audited financial statements of the Company. The Committee discussed with D&T the matters D&T communicated to the Audit Committee under applicable auditing standards, including matters related to the conduct of the audit of the Company’s financial statements required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees.” The Audit Committee received from D&T the written statement concerning independence required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and discussed with D&T their independence with the Company, including any relationships that may impact their independence. The Audit Committee considered whether any provision by D&T of non-audit services to the Company is compatible with maintaining the accountants’ independence and has discussed with D&T the accountants’ independence.

Based on the review and discussions referred to in this report, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements and the Auditors’ attestation report on Parlux management’s assessment of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act be included in Parlux Fragrances, Inc.’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

AUDIT COMMITTEE
Anthony D’Agostino, Chairman
Glenn Gopman
Esther Egozi Choukroun
Robert Mitzman

Compensation Committee

The duties of the Compensation Committee are to make recommendations to the Board of Directors concerning the salaries and bonuses of Company executive officers, and to advise and act for the Board of Directors on other compensation matters. The Compensation Committee, through fiscal 2007, was composed of Messrs. Stone and Gopman and Ms. Egozi Choukroun, all of whom are independent directors in compliance with Nasdaq regulations. The Compensation Committee held one meeting in fiscal 2007. (See “Executive Compensation” below). For fiscal 2008, the Compensation Committee will be composed of Messrs. Gopman (Chairman), D’Agostino, Mitzman and Stone. The Compensation Committee does not have a formal written charter.

Cosmix, Inc., a company owned by Mr. Frederick E. Purches, a former director of the Company, provided industry and other relevant information to the Compensation Committee to assist it in setting executive officer and director compensation. There was no additional remuneration provided to Cosmix for these services as the Company maintains a consulting agreement with Cosmix.

Nominating Committee

The duties of the Nominating Committee are to identify, evaluate, and recommend qualified individuals, including those recommended by security holders through the process described above, to fill Board of Directors vacancies as they arise. Such qualifications include industry experience, fashion/artistic talents and/or financial capabilities. Recommended individuals are then presented in the Company’s Proxy Statement to be voted upon by the Company’s stockholders at each annual meeting. Through fiscal 2007, the Nominating Committee was composed of Messrs. Stone and Gopman, and Ms. Egozi Choukroun, all of whom are independent directors in accordance with Nasdaq regulations. The Nominating Committee had one meeting in fiscal 2007.

For fiscal 2008, the Nominating Committee will be composed of Ms. Egozi Choukroun (Chair person), and Messrs. D’Agostino, Mitzman, and Stone.

Special Committee of Independent Directors

The Special Committee of Independent Directors does not have a formal written charter. To date, its responsibilities have been to evaluate, negotiate, and ultimately recommend approval or disapproval to the Board of Directors and the stockholders, of offers made by non-independent members of the Board of Directors (or companies affiliated with such non-Independent Director) to acquire all of the Company’s Common Stock or to act on consent actions seeking control of the Company. Through fiscal 2007, the Committee consisted of Ms. Esther Egozi Choukroun (Chairperson), Messrs. Glenn Gopman and David Stone, and Ms. Jaya Kader Zebede. The Committee evaluated an offer from Mr. Ilia Lekach (the Chairman and CEO of the Company at the time), made on June 14, 2006, which was disclosed in the Company’s Current Report on Form 8-K filed on the same date. The Committee engaged legal counsel, and interviewed fairness experts and financial advisors, when such offer was withdrawn by Mr. Lekach on July 12, 2006.

Subsequently, the Committee evaluated and advised certain corporate activity in response to a Consent Solicitation initiated by Mr. Glenn Nussdorf on December 22, 2006. An agreement was reached on February 6, 2007 to cease all lawsuits and consent activity, which agreement resulted in the newly constituted Board of Directors noted above.

For fiscal 2008, the Independent Committee will be composed of Messrs. Gopman (Chairman), D’Agostino and Mitzman and Ms. Egozi Choukroun.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the material elements of compensation awarded to, earned by or paid to the individuals who served as our principal executive officer and our principal financial officer during fiscal 2007. These individuals are listed in the “Summary Compensation Table” below and are referred to as the “Named Executive Officers.” As noted below, Mr. Lekach resigned as our Chairman and Chief Executive Officer (“CEO”) on February 6, 2007. Mr. Katz was appointed a director and Interim Chief Executive Officer of the Company on February 6, 2007, and subsequently, was appointed Chairman of the Board and Chief Executive Officer of the Company on May 14, 2007.

Our executive compensation programs are determined and proposed by our Compensation Committee and are approved by our Board of Directors. None of the Named Executive Officers are members of the Compensation Committee or otherwise had any role in determining the compensation of other Named Executive Officers, although the Compensation Committee does consider the recommendations of our CEO in setting compensation levels for our other executive officers.

Executive Compensation Program Objectives and Overview.

The Compensation Committee conducts an annual review of our executive compensation programs to ensure that:

•

the program is designed to achieve our goals of promoting financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability; and

•

the program adequately rewards performance which is tied to creating stockholder value.

Our current executive compensation program is based on three components, which are designed to be consistent with our compensation philosophy: (1) base salary; (2) annual incentive bonuses; and (3) grants of stock options.

In structuring executive compensation packages, the Compensation Committee considers how each component promotes retention and/or motivates performance by the executive. Base salaries, perquisites and personal benefits, and severance and other termination benefits are primarily intended to attract and retain highly qualified executives. We believe that in order to attract and retain top executives, we need to provide them with compensation levels that reward their continued productive service. Annual incentive bonuses are primarily intended to motivate our executive officers to achieve specific strategies and operating objectives, although we believe they also help us to attract and retain top executives. Our long-term equity incentives are primarily intended to align executive officers’ long-term interests with stockholders’ long-term interests, although we believe they also play a role in helping us to attract and retain top executives. Annual bonuses and stock option grants are the elements of our executive compensation program designed to reward performance and thus the creation of stockholder value.

We view our current executive compensation program as one in which the individual components combine together to create a total compensation package for each executive officer that we believe achieves our compensation objectives. In determining our current executive compensation program and the amounts of compensation for each component of our program, the Compensation Committee evaluates the current executive compensation data for companies in our industry. The Compensation Committee believes that our current executive compensation program is appropriate based on the evaluation of the compensation paid by companies in our industry.

Current Executive Compensation Program Elements.

Base Salaries

Salaries for our executive officers are reviewed by the Compensation Committee on an annual basis. During fiscal 2007, the cash salaries paid to Messrs. Katz, Lekach and Buttacavoli were $62,116, $400,481, $325,000, respectively. During fiscal 2006, the cash salaries paid to Messrs. Lekach and Buttacavoli were $400,000 and $285,000, respectively.

In addition to Mr. Lekach’s cash salary of $400,481 for fiscal 2007, Mr. Lekach received $1.2 million as severance pay, warrants to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.1654 and an additional $1.2 million for consulting services and non-competition covenants. (See Consent Solicitation on page 18.)

Annual Incentive Bonuses

The Compensation Committee may elect to award incentive bonuses as part of total compensation to executive officers who have rendered services during the year that exceed those normally required or anticipated or who have achieved specific targeted objectives with regard to sales performance, financial performance, inventory efficiencies and other criteria which may be established from time to time. These bonuses are intended to reflect the Compensation Committee’s determination to reward any executive who, through extraordinary effort, has substantially benefited the Company and its stockholders during the year. During fiscal 2007, Mr. Buttacavoli received an incentive bonus of $16,250.

Stock Option Grants

Our policy is that the long-term compensation of our Named Executive Officers and other executive officers should be directly linked to the value provided to stockholders. Therefore, we have periodically made grants of stock options to provide further incentives to our executives to increase stockholder value. During fiscal 2007, no grants of stock option were made to our executives. Stock options are granted with an exercise price that is equal to the closing price of our common stock on the grant date. Thus, the recipients will realize value on their stock options if our stockholders realize value on their shares. The Compensation Committee bases its grants of stock options to executives on a number of factors, including:

•

the executive’s position with us and total compensation package;

•

the executive’s performance of his or her individual responsibilities; and

•

the executive’s contribution to the success of our financial performance.

Compensation Deductible under Section 162(m) of the Internal Revenue Code

On August 10, 1993, the Revenue Reconciliation Act of 1993 was enacted which amended the Internal Revenue Code of 1986, as amended, by adding Section 162(m) which eliminates the deductibility of most cash and non-cash compensation over $1 million paid to certain “covered employees” (which generally is defined as a corporation’s chief executive officer and the four other highest compensated employees). Contributions to qualified plans, items excluded from the employee’s gross income, compensation paid pursuant to a binding agreement entered into on or before February 17, 1993, commission-based compensation, and certain “performance-based” compensation are types of remuneration that are not affected by the deduction limitation.

Compensation Committee Report

The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under either of these acts.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.

Based on the review and discussions referred to in the paragraph immediately above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
Glenn Gopman, Chairman
Anthony D’Agostino
Robert Mitzman
David Stone

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of our Company during the prior year or was formerly an officer of our Company. During the fiscal year ended March 31, 2007, none of our executive officers served on the compensation committee of any other entity, any of whose directors or executive officers served either on our Board of Directors or on our Compensation Committee.

SUMMARY COMPENSATION TABLE – FISCAL 2007

The following table sets forth compensation information regarding our Named Executive Officers, during the fiscal year ended March 31, 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Neil J. Katz (Current Chairman and Chief Executive Officer)(1)	2007	62,116	—	—	—	—	—	—	62,116

Ilia Lekach (Former Chairman and Chief Executive Officer)(2)	2007	2,800,481	—	—	2,745,000	—	—	—	5,545,481

Frank A. Buttacavoli (Executive Vice President and Chief Operating Officer)(3)	2007	325,000	16,250	—	—	—	—	—	341,250

———————

(1)

Appointed a director and Interim Chief Executive Officer of the Company on February 6, 2007, and subsequently appointed Chairman of the Board and Chief Executive Officer of the Company on May 14, 2007.

(2)

Resigned as Chief Executive Officer and Chairman of the Company on February 6, 2007. Pursuant to a settlement agreement with the Company, received (i) $1.2 million as severance pay, (ii) $1.2 million for his consulting services and non-competition covenants and (iii) warrants to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.1654 (see (4) below).

(3)

Resigned as Chief Financial Officer of the Company on May 15, 2007. Raymond J. Balsys was appointed Chief Financial Officer of the Company on May 15, 2007.

(4)

Amount listed represents the dollar amount we recognized for financial reporting purposes under Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123R, “Share Based Payment”. Assumptions made for the purpose of computing this amount are discussed in our Annual Report on Form 10-K for the year ended March 31, 2007 (the “2007 Form 10-K) in Note 10 to the Consolidated Financial Statements.

(5)

“All Other Compensation,” which includes matching contributions made by us under our 401-K Plan and term life insurance and long-term disability insurance premiums paid by us, did not exceed $10,000 for any named executive officer.

OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END

The following table sets forth information concerning unexercised options outstanding for each of our Named Executive Officers at March 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Neil J. Katz (Current Chairman and Chief Executive Officer)	—	—	—	—		—	—	—	—

Ilia Lekach (Former Chairman and Chief Executive Officer) (1)	300,000	—	—	$1.219	3/31/2010	—	—	—	—
	1,000,000			$1.220	3/31/2011
	300,000			$0.930	3/31/2012
	500,000			$1.165	3/31/2011

Frank A. Buttacavoli (Executive Vice President and Chief Operating Officer) (2)	120,000	—	—	$1.219	3/31/2010	—	—	—	—
	200,000			$1.220	3/31/2011
	400,000			$0.930	3/31/2012

———————

(1)

Mr. Lekach had 2,100,000 stock options outstanding as of March 31, 2007. All stock options are fully vested.

(2)

Mr. Buttacavoli had 720,000 stock options outstanding as of March 31, 2007. All stock options are fully vested.

OPTION EXERCISES AND STOCK VESTED – FISCAL 2007

The following table sets forth information concerning each exercise of stock options for each of our Named Executive Officers during the year ended March 31, 2007.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Neil J. Katz	—	—	—	—

Ilia Lekach	700,000	$3,696,000(1)	—	—

Frank A. Buttacavoli	—	—	—	—

———————

(1)

Based on the difference between the closing market price on the date of exercise, which was $6.60 per share, and the exercise price of $0.93 per share, and does not take into account any taxes that may be payable in connection with the transaction.

EMPLOYMENT AGREEMENTS

Neil J. Katz

On July 26, 2007, we entered into an employment agreement with Mr. Katz, which provides for an annual base salary of $500,000 for the first 12 months, $550,000 for months 13 through 24 and $600,000 for months 25 through 36. Mr. Katz will be eligible to receive a bonus of up to 50% of his annual base salary on the Company’s achievement of certain financial measures and management objectives as determined by the Company’s Compensation Committee. In addition, Mr. Katz was granted an option to purchase 180,000 shares of common stock of the Company under the Parlux Fragrances, Inc. 2007 Stock Incentive Plan (the “2007 Plan,”) subject to stockholder approval of the 2007 Plan.

Ilia Lekach

On February 6, 2007, in accordance with the terms of a settlement agreement relating to a Consent Solicitation filed with the SEC by Mr. Glenn Nussdorf, a holder of approximately 12% of the shares of the Company, Mr. Lekach resigned as Chairman and CEO of the Company and received $1.2 million as severance pay and an additional $1.2 million for his consulting services and non-competition covenants. In addition, Mr. Lekach received warrants to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.1654. Mr. Lekach will receive no other compensation under his employment agreement. (See Consent Solicitation on page 18)

On June 1, 2005, consistent with prior practice, we entered into an employment agreement with Mr. Ilia Lekach, which provided for an annual base salary of $400,000 for the period of June 1, 2005 through March 31, 2006 and for annual base salaries of $475,000, $525,000 and $600,000 for the periods commencing on April 1, 2006, 2007 and 2008 and ending on March 31, 2007, 2008 and 2009, respectively. Additionally, the Compensation Committee and the Board of Directors have in place an additional executive incentive program, which provided for annual bonuses of up to 50% of base salary based on achievement of certain financial measures and management objectives as determined by the Company’s Compensation Committee. There were no warrants awarded with this agreement. In the event of a change in control, the agreement provided for the remaining monies due under the agreement and all unexercised warrants under previous agreements, to be doubled.

Frank A. Buttacavoli

On June 1, 2005, consistent with prior practice, we entered into an employment agreement with Mr. Buttacavoli, which provides for an annual base salary of $285,000 for the period of June 1, 2005 through March 31, 2006, and for an annual base salary of $325,000, $350,000 and $400,000 for the periods commencing April 1, 2006, 2007 and 2008, and ending on March 31, 2007, 2008 and 2009, respectively. Additionally, the Compensation Committee and the Board of Directors has in place an additional executive incentive program, which provided for annual bonuses of up to 50% of base salary based on achievement of certain financial measures and management objectives as determined by the Company’s Compensation Committee. Goals are established annually by the Compensation Committee. In fiscal 2007, the Compensation Committee set goals relating to sales levels, pre-tax income and year end accounts receivable and inventory levels. The performance bonus for fiscal 2007 amounted to $16,250, based on achievement of the accounts receivable goal. There were no warrants awarded with this agreement. In the event of a change in control, the agreement provides for the remaining monies due under the agreement and all unexercised warrants under previous agreements, to be doubled.

Potential Payments Upon Termination or Change in Control

Neil J. Katz

Upon termination of Mr. Katz’s employment agreement for any reason other than resignation of Mr. Katz without “Good Reason,” as defined below, or termination by the Company for “Cause,” as defined below, the following will apply, with some exceptions:

(i)

Termination Payment. Mr. Katz, or his estate and heirs following his death, shall be entitled (A) to continue to receive his annual base salary in effect at the time of such termination for a period of 12 months following the date of such termination, (B) to be paid when otherwise payable as if employment was not terminated, any bonus earned by Mr. Katz through the date of termination pursuant to the terms of the bonus plan prorated to the date of termination, and (C) to have any unvested portion of his option fully vest as of the date of such termination.

(ii)

Termination Benefits. The Company shall continue to provide Mr. Katz with the executive benefits and perquisites available to executive officers of the Company, including any group health, dental, disability, or other form of executive benefit plan or program of the Company existing from time to time on the same terms and conditions as is available to all other executives for a period of 12 months following the date of termination.

(iii)

Condition to Severance. In the event Mr. Katz breaches any of the covenants contained in his employment agreement, then (A) the Company shall have no further obligation to make termination payments to Mr. Katz or to continue to provide the termination benefits described above, and (B) any unexercised option shall be forfeited and be cancelled.

Upon termination of Mr. Katz’s employment agreement by his resignation without “Good Reason,” as defined below, or by the Company for “Cause,” as defined below. Mr. Katz would not be eligible to receive any further compensation under his employment agreement other than what would be due through the effective date of Mr. Katz’s resignation or termination.

For purposes of Mr. Katz’s employment agreement “Good Reason” has the following meaning: a termination by the executive following a “Good Reason Event” provided (i) the executive provides notice to the Company of such Good Reason Event within 90 days of the initial existence of such Good Reason Event; (ii) the notice provides the Company with 30 days during which it may remedy the Good Reason Event; and (iii) the Company fails to remedy the Good Reason Event within such 30 day period. A “Good Reason Event” shall be deemed to occur upon (i) a material diminution in the executive’s authority, duties, or responsibilities or (ii) any action or inaction of the Company which constitutes a material breach of his employment agreement. Also, for purposes of Mr. Katz’s employment agreement, “Cause” for the termination of the executive’s employment shall be deemed to exist if, in the good faith judgment of the Company’s Board of Directors: (i) the employee commits fraud, theft or embezzlement; (ii) the employee commits an act of dishonesty affecting the Company or a felony or a crime involving moral turpitude; (iii) the employee breaches any non-competition, confidentiality or non-solicitation agreement with the Company; (iv) the employee breaches any of the material terms of his employment agreement and fails to cure such breach within 30 days after the receipt of written notice of such breach from the Company; (v) the employee engages in gross negligence or willful misconduct that causes unreasonable harm to the business and operations of the Company; or (vi) the executive’s unreasonable failure or refusal to diligently perform the duties and responsibilities required to be performed by the executive under the terms of his employment agreement.

The following table describes the estimated compensation upon termination of Mr. Katz’s employment agreement, assuming Mr. Katz’s employment agreement was in effect during fiscal 2007, for any reason other than resignation of Mr. Katz without “Good Reason,” as defined above, or termination by the Company for “Cause.” The estimated compensation assumes the triggering event occurred on March 31, 2007 (the last business day of fiscal 2007). Benefits generally available to all employees are not included in the table.

Named Executive Officer	Base Salary	Bonus	Options Immediately Vested
Neil J. Katz	$500,000(1)	$250,000(2)	180,000

———————

(1)

This amount will be paid when otherwise payable as if employment had not been terminated on March 31, 2007.

(2)

This amount assumes Mr. Katz earned an annual bonus of 50% of his annual base salary, the maximum annual bonus provided for in his employment agreement.

Frank A. Buttacavoli

Upon termination of Mr. Buttacavoli’s employment agreement, the following will apply:

(i)

Upon Mr. Buttacavoli’s death, the Company shall pay to the person designated by Mr. Buttacavoli in a notice filed with the Company or, if no person is designated, to his estate as a lump sum death benefit, his full base salary for a period of six months after the date of his death in addition to any payments the executive’s spouse, beneficiaries or estate may be entitled to receive pursuant to any pension, stock option or executive benefit plan or life insurance policy or similar plan or policy then maintained by the Company. The Company shall have no further obligation under the employment agreement.

(ii)

If during any period that Mr. Buttacavoli fails to perform his duties under his employment agreement as a result of incapacity due to physical or mental illness, Mr. Buttacavoli shall continue to receive his full base salary until the his employment is terminated for disability, or until the executive terminates his employment, whichever comes first. After termination, Mr. Buttacavoli shall receive in equal monthly installments 100% of his base salary at the rate in effect at the time notice of termination is delivered for one year, plus any disability payments otherwise payable by or pursuant to plans provided by the Company.

(iii)

If Mr. Buttacavoli’s employment is terminated for “Cause,” as defined below, the Company shall pay Mr. Buttacavoli his full base salary through the date of termination at the rate in effect at the time notice of termination is delivered and the Company shall have no further obligation to Mr. Buttacavoli under his employment agreement.

(iv)

If (A) in breach of this Agreement, the Company shall terminate the Executive’s employment other than disability or for “Cause” or (B) the Executive shall terminate his employment for “Good Reason,” as defined below, then

(a)

The Company shall pay Mr. Buttacavoli his full base salary through the date of termination at the rate then in effect at the time notice of termination is given;

(b)

In lieu of any further salary payments to Mr. Buttacavoli for periods subsequent to the date of termination and in consideration of the rights of the Company under the employment agreement, the Company shall pay severance pay to Mr. Buttacavoli on the fifth day following the date of termination, in a lump sum amount equal to the entire salary due until the end of the term of the employment agreement based on an annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the date of termination.

(c)

In the event of a “Change in Control,” as defined below, of the Company, shall pay in a lump sum payment (or in monthly installments at the option of the executive) the greater of twice the amount of severance pay required in (b), or three times the annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the date of the termination.

(d)

In the event of a “Change in Control,” as defined below, of the Company, the total number of outstanding unexercised options (warrants) granted to the executive under his employment agreement or any previous employment or other agreements, shall be doubled in quantity while retaining the original exercise price.

(v)

Unless Mr. Buttacavoli is terminated for “Cause,” as defined below, the Company shall maintain in full force and effect, for the continued benefit of the executive for the greater of the remaining term of the employment agreement or 18 months after termination of the employment agreement, all executive health and hospitalization plans and programs in which the executive was entitled to participate in immediately prior to the date of termination, provided that the executive’s continued participation is possible under the general terms and provisions of the plans and programs. If the executive’s participation in any plan or program is barred, the Company shall arrange to provide the executive with benefits substantially similar to those which the executive would otherwise have been entitled to receive under the plan and program from which his continued participation is barred.

(vi)

In the event of a termination of this Agreement by Mr. Buttacavoli for “Good Reason” as a result of a “change in control,” as defined below, the amount to be utilized in (iv) (b) above shall be changed to the average compensation of the executive during his employment agreement for the taxable years prior to such termination (all as determined to compute the base amount for purposes of Section 280G of the Internal Revenue Code of 1984, as amended).

For purposes of Mr. Buttacavoli’s employment agreement, “Good Reason” means the Company has (through its Board or otherwise) (A) limited the powers of the executive in any manner not contemplated by the employment agreement, (B) failed to comply with the place of performance and compensation and related matters section of the employment agreement, (C) failed to cause any successor as contemplated in the employment agreement to assume the employment agreement, or (D) a change in control. For purposes of Mr. Buttacavoli’s employment agreement, a “Change in Control” means the occurrence of one or more of the following events (whether or not approved by the Board): (i) an event or series of events by which any person or other entity or group of persons or other entities acting in concert as determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not applicable, together with its or their affiliates or associates shall, as a result of a tender offer or exchange offer, open market purchases, privately negotiated purchases, merger or otherwise (including pursuant to receipt of revocable proxies) (A) be or become directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act, whether or not applicable, except that a person shall be deemed to have beneficial ownership of all securities that such person has the right to acquire whether such right is exercisable immediately or only after the passage of time) of more than 30% of the combined voting power of the then outstanding common stock of the Company or (B) otherwise have the ability to elect, directly or indirectly, a majority of the members of the Board. For purposes of Mr. Buttacavoli’s employment agreement, the Company shall have “Cause” to terminate the executive’s employment upon (A) the willful and continued failure by the executive to substantially perform his duties under the employment agreement (other than any failure resulting from the executive’s incapacity due to physical or mental illness) for thirty (30) days after written demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the executive has not substantially performed his duties, or (B) the willful engaging by the executive in misconduct (including embezzlement and criminal fraud) which is materially injurious to the Company, or (C) the willful violation by the executive of the non-compete and unauthorized disclosure provisions of the employment agreement, provided that the violation results in material injury to the Company, or (D) the conviction of the executive of a felony.

The following table describes the compensation upon termination of Mr. Buttacavoli’s employment agreement upon (i) death, (ii) disability, (iii) termination by the Company for “Cause,” (iv) termination by the Company other than for disability or “Cause” or termination by Mr. Buttacavoli for “Good Reason,” (v) termination by the Company as a result of a “Change in Control” and (vi) termination by Mr. Buttacavoli for “Good Reason” as a result of a “Change in Control.” The estimated compensation assumes the triggering event occurred on March 31, 2007 (the last business day of fiscal 2007). Benefits generally available to all employees are not included in the table.

Triggering Event	Base Salary	Bonus	Options/Warrants
Death	$ 175,000	—	—
Disability	$ 325,000	—	—
Termination by the Company for “Cause”	—	—	—
Termination by the Company other than for disability or “Cause” or termination by Mr. Buttacavoli for “Good Reason”	$ 650,000	—	—
Termination by the Company as a result of a “Change in Control”	$1,300,000	—	$3,354,400(1)
Termination by Mr. Buttacavoli for “Good Reason” as a result of a “Change in Control”	$ 610,000	—	$3,354,400(1)

———————

(1)

Based on 720,000 warrants at March 31, 2007 closing price of $5.58 and an average exercise price of $1.06.

DIRECTOR COMPENSATION – FISCAL 2007

As of April 1, 2004 the annual base rate for director compensation was increased from $12,000 to $18,000 for each non-employee director, and annual option grants were eliminated. Non-employee directors serving on the Audit Committee received an additional $6,000 annually, with the Chairman receiving an additional $10,000; non-employee directors serving on the Compensation Committee received an additional $2,000 annually, with the Chairman receiving an additional $3,000; and non-employee directors serving on the Nominating Committee receive an additional $2,000 annually, with the Chairman receiving an additional $3,000. Non-employee directors serving on the Special Committee of Independent Directors were only compensated when the Committee was called into session, and compensation was agreed by the Board of Directors on a case-by-case basis. During the year ended March 31, 2007, cash remuneration paid for services rendered by the Special Committee members totaled $170,000.

As of April 1, 2007, the annual base rate for director compensation for fiscal 2008 was increased from $18,000 to $42,000 for each non-employee director and each director was awarded 15,000 options subject to stockholder approval of the 2007 Plan. Non-employee directors serving on the Audit Committee receive an additional $8,000 in cash annually, with the Chairman receiving an additional $10,000 in cash. Non-employee directors serving on the Compensation, Nominating, and Independent receive an additional $3,000 annually in cash for each Committee served on, with the Chairman of each of these committees receiving an additional $3,000 in cash annually.

The following table sets forth certain information regarding the compensation of our directors (other than directors who are also Named Executive Officers) for the year ended March 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony D’Agostino	$ 8,250	—	—	—	—	—

Robert Mitzman	$ 8,250	—	—	—	—	—

Glenn Gopman	$104,500	—	—	—	—	—

Esther Egozi Choukroun	$ 81,000	—	—	—	—	—

David Stone	$ 61,000	—	—	—	—	—

Jaya Kader Zebede(2)	$ 38,500	—	—	—	—	—

Isaac Lekach(3)	$ —	—	—	—	—	—

———————

(1)

As of March 31, 2007, each of our current directors and former directors owned the following number of options: Anthony D’Agostino – 0; Robert Mitzman – 0; Glenn Gopman – 54,000; Esther Egozi Choukroun – 0; David Stone – 0; Jaya Kader Zebede – 0; Isaac Lekach – 0.

(2)

Ms. Zebede resigned as a director of the Company on February 6, 2007.

(3)

Mr. Isaac Lekach resigned as a director of the Company on November 16, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) each of our Named Executive Officers, (iii) all current directors and executive officers of the Company as a group and (iv) based on information available to the Company and a review of statements filed with the SEC pursuant to Section 13(d) and 13(g) of the Securities Act of 1934, as amended (the “Exchange Act”), each person or entity that beneficially owns (directly or together with affiliates) more than 5% of the Common Stock. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, except as otherwise noted.

	Common Stock Beneficially Owned (1)	Percentage Ownership (1)
Directors and Executive Officers:
Neil J. Katz (2)	6,000	*
Ilia Lekach ** (3)	1,290,000	6.4%
Frank A. Buttacavoli (4)	870,000	4.4%
Raymond J. Balsys (5)	5,000	*
Glenn Gopman (6)	95,000	*
Esther Egozi Choukroun (7)	0	*
David Stone (8)	1,000	*
Robert Mitzman (9)	0	*
Anthony D’Agostino (10)	5,000	*
Jaya Kader Zebede (11)	20,000	*
Isaac Lekach (12)	0	*
All Directors and Officers as a Group (8 Persons) (13)	982,000	5.0%

Other Principal Stockholders, based on the most recent filings available to the Company:
Glenn Nussdorf (14)	2,212,629	11.7%
LaGrange Capital Administration, LLC (15)	1,779,782	9.4%
Dimensional Fund Advisors, Inc. (16)	1.236,015	6.5%
Lotsoff Capital Management (17)	1,131,439	6.0%
River Road Asset Management, LLC (18)	1,089,140	5.8%

———————

*

Under one percent (1%).

**

Consists of immediately exercisable warrants to purchase 1,290,000 shares of common stock.

(1)

Calculated pursuant to Rule 13d-3 of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of August 24, 2007, the Company had 18,909,912 shares of Common Stock outstanding.

(2)

The address of Mr. Katz is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(3)

Mr. Lekach resigned as Chief Executive Officer and Chairman of the Company on February 6, 2007. The address of Mr. Lekach is 20855 N.E. 16th Avenue, #C16, N. Miami Beach, Florida 33179.

(4)

Mr. Buttacavoli resigned as a director of the Company on February 6, 2007 and as Chief Financial Officer of the Company on May 15, 2007. Includes (a) immediately exercisable warrants to purchase 120,000 shares of Common Stock under his employment agreement, dated as of November 1, 1999, (b) immediately exercisable warrants to purchase 200,000 shares of Common Stock granted on June 8, 2001, and, (c) immediately exercisable warrants to purchase 400,000 shares of Common Stock under his employment agreement, dated May 1, 2002. The address of Mr. Buttacavoli is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(5)

Mr. Balsys was appointed Chief Financial Officer of the Company on May 15, 2007. The address of Mr. Balsys is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(6)

Includes immediately exercisable warrants to purchase 54,000 shares of Common Stock. The address of Mr. Gopman is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(7)

The address of Ms. Egozi Choukroun is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(8)

The address of Mr. Stone is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(9)

The address of Mr. Mitzman is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(10)

The address of Mr. D’Agostino is 3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312.

(11)

The address of Ms. Zebede is 9424 West Broadway Drive, Bay Harbour, Florida 33154. Ms. Zebede resigned as a director of the Company on February 6, 2007.

(12)

The address of Mr. Isaac Lekach is 1426 n. Laurel Avenue, West Hollywood, CA 90046. Mr. Isaac Lekach resigned as a director of the Company on November 16, 2006.

(13)

Includes our current executive officers and directors.

(14)

The address of Mr. Nussdorf is 2060 Ninth Avenue, Ronkonkona, NY 11719.

(15)

The address is 1270 Avenue of the Americas, Suite 2200, New York, New York 10020.

(16)

The address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(17)

The address is 20 North Clark Street, 34th Floor, Chicago, IL 60602.

(18)

The address is The Meidinger Tower, 462 S. Fourth Street, Ste. 1600, Louisville, KY 40202.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related parties, including, but not limited to, members of the Board of Directors, are closely monitored by management and are reviewed and approved by our Audit Committee and Board of Directors. In the event a transaction with a member of the Board is contemplated, the Director having a beneficial interest in the transaction is not allowed to participate in the decision-making and approval process. The policies and procedures surrounding the review, approval or ratification of related party transactions are not in writing, nevertheless, such reviews, approvals and ratifications of related party transactions are documented in the minutes of the meetings of the Board of Directors.

We had net sales of $11,719,794 during the fiscal year ended March 31, 2007 to Perfumania, a wholly-owned subsidiary of E Com Ventures, Inc. (“ECMV”), a company in which Ilia Lekach, our former Chairman and Chief Executive Officer, had an ownership interest and held identical management positions until February 2004. These amounts exclude sales of Perry Ellis brand products in the amount of $5,512,799. Sales of Perry Ellis brand products are reported as part of discontinued operations in the accompanying consolidated statements of operations. Perfumania is one of our largest customers, and transactions with it are closely monitored by management and unusual trends or issues are brought to the attention of our Audit Committee and Board of Directors. Perfumania offers us the opportunity to sell our products in approximately 260 retail outlets and the terms with Perfumania take into consideration the relationship existing between the companies for over 15 years. Pricing and terms with Perfumania reflect (a) the volume of Perfumania’s purchases, (b) a policy of no returns from Perfumania, (c) minimal spending for advertising and promotion, (d) exposure of our products provided in Perfumania’s store windows and (e) minimal distribution costs to fulfill Perfumania orders shipped directly to their distribution center.

While our invoice terms to Perfumania are stated as net ninety days, for over ten years the Board of Directors has granted longer payment terms taking into consideration the factors discussed above. The Board of Directors evaluates the credit risk involved and imposes a specific dollar limit, which is determined based on Perfumania’s reported results and comparable store sales performance. Management monitors the account activity to ensure compliance with the Board limit. Net trade accounts receivable owed by Perfumania to us totaled $6,101,456 at March 31, 2007. Amounts due from Perfumania are non-interest bearing and were paid in accordance with the terms established by the Board.

We owned 378,101 shares of ECMV common stock, which was an available-for-sale security and is reflected as an “investment in affiliate” in our March 31, 2006 consolidated balance sheet. As of March 31, 2006, the fair market value of the investment was $6,900,343 or $18.25 per share, based on the quoted market price of the shares at that date. Our adjusted cost basis (after a non-cash charge to earnings during fiscal 2002 of $2,858,447, which was reported as an other-than-temporary decline in the value of the investment) for the shares was $1,648,523 or $4.36 per share. During August and September 2006, we sold all of the shares in the open market for $3,423,147. Accordingly, we have recorded a gain on sale of $1,774,624 in our statement of operations for the year ended March 31, 2007. In addition, as a result of the sale, we reversed $4,342,338 of previously recorded unrealized gains on the investment net of taxes, which had been recorded as a component of stockholders’ equity as of March 31, 2006.

ECMV’s majority stockholders acquired an approximate 12.2% ownership interest in the Company during August and September 2006, and accordingly, transactions with Perfumania are presented as related party transactions.

In addition to our sales to Perfumania, we had net sales of $55,145,313 during the year ended March 31, 2007, ($40,117,771 from continuing operations), to fragrance distributors owned/operated by individuals related to Mr. Ilia Lekach, our former Chairman/CEO, who resigned on February 6, 2007. These sales are included as related party sales in the accompanying statements of income. As of March 31, 2007, trade receivables from related parties include $7,931,006, from these customers, which were current in accordance with their sixty or ninety day terms. We also reimbursed these related party distributors for advertising and promotional expenses totaling approximately $2,117,000 during the year ended March 31, 2007.

During the period of April 1, 2007 through today, the former Chairman and CEO’s beneficial ownership interest in the Company has declined to approximately 6.4%. Accordingly, we will continue to evaluate the requirements under SFAS No. 57, “Related Party Disclosures”, as to whether any transactions with such parties in future periods require related party classification.

During the year ended March 31, 2007, we purchased $1,547,226 in television advertising on the “Adrenalina Show”, which is broadcast in various U.S. markets and in Latin American countries. Our former Chairman/CEO has a controlling ownership interest in a company, which has the production rights to the show and publishes certain magazines. During the year ended March 31, 2007, the Company also purchased $64,100 of advertising space in these magazines.

Consent Solicitation

On February 6, 2007, we entered into a Settlement Agreement with Mr. Glenn H. Nussdorf, a major stockholder, and Mr. Ilia Lekach, a major stockholder and our former Chairman and CEO at the time.

On August 31, 2006, Mr. Glenn H. Nussdorf (“Nussdorf”) sent a letter to our Board of Directors requesting that it approve purchases of the Company’s Common Stock by Nussdorf and his brother in excess of fifteen percent (15%) in the aggregate of the Company’s outstanding shares of Common Stock for purposes of Section 203 of the Delaware General Corporation Law. On September 5, 2006, the Board granted such approval. The Board believed that open market purchases of Company shares by any stockholder benefited all Company stockholders and had also anticipated that an acquisition proposal at a premium might be forthcoming from Nussdorf.

On September 7, 2006, Nussdorf and a family member filed a Schedule 13D with the Commission reporting that Nussdorf may seek to influence or serve on the Board or designate nominees for election to the Board. On September 26, 2006, Nussdorf sent a letter to the Board notifying them of his objections to the proposed sale by the Company of its Perry Ellis fragrance rights to Victory International (USA) LLC. On October 17, 2006, Nussdorf and a family member filed an amendment to their Schedule 13D disclosing that Nussdorf was exploring the possibility of making an acquisition proposal to acquire the Company. On November 21, 2006, Nussdorf sent a letter to the Board announcing his intention to commence a consent solicitation to replace all the members of the Board. In the same letter, Nussdorf also wrote that he was considering making an acquisition proposal for the Company. On December 22, 2006, Nussdorf filed a preliminary consent solicitation statement on Schedule 14A with the SEC seeking to replace the entire Board with his slate of directors.

On January 4, 2007, the Board determined to go forward with its own solicitation in opposition to Nussdorf, and on January 8, 2007, the Board held a meeting to set the record date of January 17, 2007 in connection with Nussdorf’s proposed consent solicitation.

On January 19, 2007, Nussdorf filed the definitive consent solicitation statement on Schedule 14A with the SEC, and on January 23, 2007, we filed suit in the United States District Court for the Southern District of New York against Quality King Distributors, Inc., Model Reorg, Inc. (other entities affiliated with the Nussdorfs), Nussdorf and his proposed slate of new directors.

On February 6, 2007, pursuant to a settlement agreement between Nussdorf, Ilia Lekach and the Company, Nussdorf terminated his solicitation of consents from Parlux stockholders to replace Parlux’s directors, and Parlux dismissed its lawsuit against Mr. Nussdorf, his nominees and certain Nussdorf-controlled companies. The parties’ settlement provided for the immediate resignation from the Parlux Board of Ilia Lekach. In addition, because the parties’ settlement called for equal representation on the Parlux Board by the current independent directors and Mr. Nussdorf’s nominees, Jaya Kader Zebede, one of the current independent directors, offered her resignation in order to facilitate the transition. Frank A. Buttacavoli then agreed to resign as a director to allow for such equal representation, but continues to serve as Parlux’s Executive Vice President and Chief Operating Officer. The parties’ settlement provided for the immediate appointment to the Parlux Board of three of Mr. Nussdorf’s nominees, Neil Katz, Anthony D’Agostino and Robert Mitzman. The Parlux Board now consists of six directors, Glenn Gopman, Esther Egozi Choukroun, David Stone, and Messrs. Katz, D’Agostino and Mitzman.

The parties’ settlement also provided for the immediate appointment of Neil Katz as the interim Chief Executive Officer of Parlux. Neil Katz previously served as President and Chief Executive Officer of Gemini Cosmetics, Inc. and President of Liz Claiborne Cosmetics, the prestige fragrance division of the Liz Claiborne Corporation. The reconstituted Parlux Board was to conduct a search for a permanent CEO, and would consider Neil Katz for such position along with other candidates. Mr. Lekach, who was instrumental in negotiating the terms of the settlement, ceased to serve as Parlux’s Chief Executive Officer. Mr. Lekach will continue to serve Parlux as a consultant and to assist with fragrance brand licenses and international distribution of Parlux products for a period of four years, and agreed not to compete with Parlux in the fragrance business for a period of four years.

Mr. Neil J. Katz was subsequently appointed Chairman and Chief Executive Officer of the Company by the Board of Directors on May 14, 2007.

Mr. Lekach received $1.2 million as severance pay and an additional $1.2 million for his consulting services and non-competition covenants, both of which have been charged to operations in 2007. In addition, at Mr. Nussdorf’s request, Mr. Lekach agreed to a substantial reduction in the amount of the severance payments and warrants contemplated by his employment agreement in the event that a change in control was deemed to have occurred as a result of Mr. Nussdorf’s consent solicitation. Under the terms of the agreement, Mr. Lekach received 500,000 warrants to purchase the Company’s common stock at an exercise price of $1.1654, and Mr. Lekach will receive no other compensation under his employment agreement. The Company has recorded a share-based compensation charge of $2,745,000, along with the other settlement costs, during the quarter ended March 31, 2007.

At the request of Mr. Lekach and the Parlux Board, Mr. Nussdorf and his affiliates agreed, subject to certain exceptions, that for a period of two years he will not make any proposal to acquire Parlux, unless such proposal is to acquire all shares, at a value of not less than $11 per share. Mr. Nussdorf also agreed not to engage in any proxy or consent solicitations prior to the earlier of 60 days before the 2008 annual meeting of stockholders or eighteen months from the date of the settlement agreement. Mr. Lekach agreed, for a period of four years, not to engage or in any way participate in any proxy or consent solicitation, or acquisition proposal, without the approval of a majority of our Board of Directors. Parlux agreed to reimburse Mr. Nussdorf for $1 million of his expenses incurred in connection with the consent solicitation and the litigation.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of (1) Forms 3 and 4 and amendments to each form furnished to us pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended, during our fiscal year ended March 31, 2007, (2) any Forms 5 and amendments to the forms furnished to us with respect to our fiscal year ended March 31, 2007, and (3) any written representations referred to us in subparagraph (b)(1) of Item 405 of Regulation S-K under the Securities Exchange Act of 1934, as amended, no person who at any time during the fiscal year ended March 31, 2007 was a director, officer or, to our knowledge, a beneficial owner of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended March 31, 2007, except for Mr. Katz, who filed a Form 3 on July 6, 2007, Mr. D’Agostino, who filed a Form 3 on July 17, 2007 and Mr. Mitzman, who filed a Form 3 on July 30, 2007 and a Form 4 on July 30, 2007 to report 2 transactions.

PROPOSAL No. 2:

ADOPTION OF THE PARLUX FRAGRANCES, INC. 2007 STOCK INCENTIVE PLAN

The Board of Directors adopted The Parlux Fragrances, Inc. 2007 Stock Incentive Plan (the “2007 Plan”) on June 20, 2007, subject to approval by our stockholders. If approved, the 2007 Plan will become effective on June 20, 2007. The Board of Directors has granted the following options contingent upon stockholder approval of the 2007 Plan: (i) on July 26, 2007,, options to purchase 180,000 shares of common stock were granted to Mr. Katz, (ii) on July 26, 2007, options to purchase 60,000 shares of common stock were granted to Mr. Balsys, and (iii) on May 8, 2007, options to purchase a total of 75,000 shares of common stock were granted to non-employee directors. If the 2007 Plan is approved at the Annual Meeting, the options to Mr. Katz, Mr. Balsys and the non-employee directors will have an exercise price equal to the closing price of the Company’s stock on the day of the Annual Meeting.

The Board of Directors believes the 2007 Plan will advance the long-term success of our company by encouraging stock ownership among key eligible individuals. In addition, the Board of Directors believes that a fundamental objective of a long-term incentive compensation program is the alignment of management and stockholders interests. The 2007 Plan allows for several forms of awards based on the value of our common stock and for the utilization of performance-based vesting targets that measure operational and financial performance improvements relevant to stockholder value. Key points include:

•

Discounted Stock Option and Stock Appreciation Rights Prohibited. The 2007 Plan prohibits stock appreciation rights or stock option awards with an exercise price less than the fair market value of our common stock on the date of grant.

•

Re-pricing Without Stockholder Approval Prohibited. Without stockholder approval, the 2007 Plan prohibits the re-pricing of options and stock appreciation rights to lower the exercise price, the cancellation of such awards in exchange for new awards with a lower exercise price or the repurchase of such awards which have an exercise price that is higher than the then-current fair market value of the common stock, except in the event of stock splits, certain other recapitalizations and a change in control.

•

Shares Surrendered to Pay Taxes or Exercise Price for Stock Options Will Not Increase the Plan Reserve. Shares tendered to us for taxes or to pay the exercise price will not provide us with additional shares available for issuance under the 2007 Plan.

•

Stock Appreciation Rights Settled in Shares Will Not be Counted on a Net Basis. Each stock appreciation right settled in stock will count as a full share against the 2007 Plan share reserve limit rather than the net gain realized upon exercise.

•

Dividends and Dividend Equivalents Will Not be Permitted on Certain Awards That Have Not Vested. Except with respect to awards of restricted stock and performance shares and except as otherwise provided by the Committee (as defined below) in its sole and absolute discretion, dividends and dividend equivalents will not be permitted with respect to awards.

•

Independent Plan Administrator. The 2007 Plan will be administered by the a committee consisting of two or more independent non-employee directors in accordance with Nasdaq requirements, Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code (the “Committee.”)

•

Fixed Plan Term. The 2007 Plan will expire upon the earlier of the date that all shares reserved for issuance have been awarded or June 20, 2017.

•

Limit on Stock Option Period. Stock appreciation rights and stock options will have a maximum term of seven years.

•

Share Usage. The 2007 Plan provides for a fixed reserve of 1,500,000 shares. In managing the number of shares awarded annually under the 2007 Plan, or the run rate, the Committee will consider the potential negative impact on dilution of the granting of awards under the 2007 Plan. The number of shares repurchased under our share repurchase program will be factored into the Committee’s determination of awards under the 2007 Plan.

Description of the Plan

The text of the 2007 Plan is attached hereto as Appendix A and is hereby incorporated by reference. The following summary of key provisions of the 2007 Plan is qualified in its entirety by reference to the attached 2007 Plan document.

Purpose of the Plan

The purpose of the 2007 Plan is to enable the Company to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in Parlux and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of Parlux.

Eligibility and Participation

Officers, directors, employees (including certain prospective employees), consultants or independent contractors of our company, its subsidiaries and affiliates will be eligible to participate in the 2007 Plan, as determined by the Committee. As of the Record Date, there were approximately 135 employees, of which 3 were named executive officers, 5 non-employee directors, 2 consultants and 1 independent contractor that are eligible to participate in the 2007 Plan.

Administration of the Plan

The 2007 Plan will be administered by a committee consisting of two or more independent non-employee directors in accordance with Nasdaq requirements, Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code (the “Committee.”) The Committee will have full authority to administer the 2007 Plan, including, without limitation, the authority to determine who will receive awards, to establish the specific terms that will govern awards as will be set forth in individual award agreements, to interpret awards and 2007 Plan provisions and to amend the 2007 Plan and outstanding awards subject to certain limitations set forth in the 2007 Plan document.

Shares Reserved for Plan Awards

A maximum of 1,500,000 shares of our common stock may be delivered under the 2007 Plan. If awards granted under the 2007 Plan are forfeited, cancelled or otherwise expire without delivery of shares, the shares reserved for issuance pursuant to any such terminated award will remain available for future awards. Awards that are valued by reference to our common stock but settled in cash will not be subject to the foregoing share limitations.

Shares tendered to pay the exercise price or tax withholding obligation for stock options will be treated as delivered for purposes of calculating the share reserve limit and will not be added back to the share reserve for additional grants. The pool of available shares will be reduced by the gross number of shares underlying stock appreciation right awards.

The maximum number of shares subject to grants of equity awards is 1,500,000.

Individual Award Limits

The maximum number of shares subject to stock options or stock appreciation rights that may be granted to an individual participant in any one fiscal year is 200,000. The maximum number of shares subject to performance shares, restricted stock or common stock awards that may be granted to an individual participant in any one fiscal year is 200,000. In addition, no individual participant may be granted performance units having a grant date fair value greater than $100,000 in any one fiscal year.

The aggregate fair market value of our common stock on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option.

Stock Appreciation Rights and Stock Options

The 2007 Plan provides for awards of stock appreciation rights, non-qualified stock options and incentive stock options intended to comply with Section 422 of the Internal Revenue Code. The 2007 Plan specifically prohibits the following:

•

the granting of stock appreciation rights and stock options with an exercise price less than the fair market value of our common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value); and

•

without stockholder approval:

•

the re-pricing of stock appreciation and stock option awards to lower the exercise price;

•

the cancellation of such awards in exchange for new awards with a lower exercise price; or

•

the repurchase of such awards which have an exercise price that is higher than the then-current fair market value of the common stock, except in the event of a stock split, certain other recapitalizations and a change in control.

As of August 24, 2007, the market price of our common stock was $3.61 per share, as reported on the Nasdaq.

A stock appreciation right entitles the holder to receive shares of our common stock or cash equal in value to the difference between the fair market value of our common stock on the exercise date and the value of our common stock on the grant date. Stock appreciation rights and stock options will have a maximum term of seven years (or five years in the case of a stock option granted to a 10% stockholder).

Restricted Stock, Performance Share and Performance Unit Awards

A restricted stock award is an award of shares of our common stock subject to a restriction on transferability. The restriction on transferability will lapse following a stated period of time, upon attainment of specified performance targets or some combination thereof. A performance share award is a right to receive a fixed number of shares of our common stock, or the cash equivalent, which is contingent on the achievement of certain performance goals during a performance period. Generally, awards subject only to a future service requirement shall have a vesting period of no less than one year. A recipient of a restricted stock or performance share award will have all of the rights of a holder of our common stock with respect to the underlying shares except for the restriction on transferability, including the right to vote the shares and receive dividends. A performance unit is a right to receive a designated dollar value, or shares of our common stock of the equivalent value, which is contingent on the achievement of performance goals. The holder of a performance unit award is generally not entitled to the rights of a holder of our common stock. Performance units will be settled by delivery of shares of our common stock or cash, as specified in the award agreement.

Change in Control and Other Events

The 2007 Plan provides the Committee with discretion to take certain actions with respect to outstanding awards in the event of a change in control or certain other material events that affect our capital structure or the number of shares of our common stock outstanding. In the event of a recapitalization, reclassification, reorganization, stock split, reverse stock split, share combination, exchange of shares, stock dividend or other event affecting the value of a share of our common stock or the number of shares outstanding, the various share limitations set forth in the 2007 Plan and the number of shares subject to outstanding awards will be adjusted as necessary and appropriate to reflect the change in the number or value of outstanding shares and to preserve the value of outstanding awards.

Upon a change in control, unless otherwise provided in an award agreement, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to the 2007 Plan, (ii) that all awards shall terminate, provided that participants shall have the right, immediately prior to the occurrence of such change in control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested award in whole or in part, (iii) that all awards shall terminate, provided that participants shall be entitled to a cash payment equal to the change in control price with respect to shares subject to the vested portion of the award net of the exercise price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of Parlux, awards shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable) and (v) any combination of the foregoing.

Qualified Performance-Based Awards

The 2007 Plan provides that compensation from stock options, stock appreciation rights, performance units and other performance-based awards will generally be structured to be exempt from the limitation on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The Committee will administer the 2007 Plan and the 2007 Plan will be interpreted consistent with the purpose of maintaining the exemption from the Section 162(m) deduction limitation, except that qualified performance targets may be waived in the event of a change in control. The Committee is responsible for certifying to the measurement of applicable performance targets. The 2007 Plan provides that performance-based compensation awards intended to be exempt from the Section 162(m) deduction limitation will be subject to vesting on the basis of one or more of the following performance targets:

•

Enterprise value or value creation;

•

After-tax or pre-tax profits;

•

Operational cash flow or working capital;

•

Operational costs;

•

Level of bank debt or other long- or short-term debt or other similar financial obligations;

•

Earnings per share or earnings from continuing operations;

•

Net sales, revenue, net income or earnings before income tax or other exclusions;

•

Return on capital;

•

Return on stockholder equity;

•

Fair market value of our common stock;

•

Value of an investment in our common stock; and

•

EBITDA (earnings before income tax, depreciation, amortization and accretion).

Effective Date and Term

The 2007 Plan will be effective June 20, 2007 if approved at the Annual Meeting. The 2007 Plan will terminate on the earlier of the date that all shares reserved for issuance have been awarded or June 20, 2017. No currently determinable benefits or amounts under the 2007 Plan will be received by or have been allocated to any of the individuals or groups identified in Item 10 of Schedule 14A, and no benefits or amounts would have been received by or allocated to such individuals in 2006 under the 2007 Plan.

Amendments

The 2007 Plan may be amended by the Committee provided that no 2007 Plan amendment may materially impair the rights of award recipients with respect to existing awards and no amendment shall be made without approval of our stockholders to:

•

Change the class of individuals eligible to receive awards under the 2007 Plan;

•

Increase the number of shares that may be issued under the 2007 Plan;

•

Amend the 2007 Plan in a manner that requires stockholder approval under state or federal law or the rules of the Nasdaq; or

•

Eliminate a requirement that stockholders approve an action under the 2007 Plan.

Transferability

Awards granted under the 2007 Plan are transferable only by the participant’s will, the applicable laws of descent and distribution and, in the discretion of the Committee, to certain of the participant’s family members. Restricted stock, performance shares and performance units may not be transferred or disposed of until the applicable restrictions lapse or the underlying performance conditions are met.

Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the material U.S. Federal income tax rules that are generally relevant to 2007 Plan awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Upon the exercise of a stock appreciation right, an award recipient will be subject to ordinary income tax, and wage and employment tax withholding equal to the excess of the fair market value of our common stock on the exercise date over the fair market value of our common stock on the date of grant. We will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income that the recipient recognizes. Upon the sale of common stock acquired upon exercise of a stock appreciation right, the recipient will recognize long-or short-term capital gain or loss, depending on whether the recipient held the stock for more than one year from the date of exercise. Upon the exercise of a non-qualified option, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price paid (the “spread”) will constitute compensation taxable to the recipient as ordinary income. We will generally be entitled to a corresponding deduction equal to the amount of ordinary income recognized by the recipient. With respect to incentive stock options (“ISOs”), a recipient who holds shares acquired upon exercise will not recognize taxable income. If the recipient holds the shares for at least one year, the recipient will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock’s selling price and the exercise price. We will not receive a tax deduction with respect to the exercise of an ISO if the one year ISO holding period is satisfied. Award recipients do not recognize any taxable income and we are not entitled to a tax deduction upon the grant of a stock appreciation right, a non-qualified option or an ISO.

The recipient of a performance share, performance unit, restricted stock, restricted stock unit, or other stock-based or performance-based award will not recognize taxable income at the time of grant as long as the award is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued service requirements or other conditions that must be satisfied before payment or delivery of shares can occur. The recipient will generally recognize ordinary income and be subject to wage and employment tax withholding when the substantial risk of forfeiture expires or is removed unless the cash to be paid or shares to be delivered are deferred until a date subsequent to the vesting date, in accordance with Section 409A of the Internal Revenue Code. We will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes.

Foreign Employees and Foreign Law Considerations

The Committee may grant awards to individuals who are foreign nationals and are located outside of the United States. With respect to such individuals, the Committee is authorized to modify provisions to applicable award agreements and establish sub-plans for the purpose of complying with legal or regulatory provisions of countries outside the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE
PARLUX FRAGRANCES, INC. 2007 STOCK INCENTIVE PLAN.

The following chart outlines the Company’s equity compensation plan information as of March 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	—	—	631,726
Equity compensation plans not approved by security holders(2)	2,994,000	$1.14	0
Total	2,994,000	$1.14	631,726

———————

(1)

Represents 131,726 and 500,000 shares available for grant under of our 1996 and 2000 Stock Option Plans (the “Plans), which were approved by the Company’s stockholders on October 11, 1996 and October 12, 2000, respectively. See Note 10 to the Company’s consolidated financial statements included in our 2007 Form 10-K for a discussion of the Company’s stock option plans.

(2)

Represents 2,940,000 warrants (2,440,000 prior to fiscal 2004 and 500,000 during the current fiscal year issued to Ilia Lekach, our former Chairman and CEO, in connection with the February 2007 settlement agreement between the Company, Glenn H. Nussdorf and Mr. Lekach) granted in connection with previous employment and consulting agreements and 54,000 warrants granted in connection with previous annual Board of Directors’ compensation. None of these warrants were issued pursuant a plan. See Notes 8(D) and 16 to the Company’s consolidated financial statements included in our 2007 Form 10-K for further discussion.

AUDIT AND RELATED FEES

Deloitte & Touche LLP (“D&T”) has served as the Company’s independent certified public accounting firm since fiscal 2001. Representatives of D&T will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

The aggregate fees billed by D&T for fiscal years 2007 and 2006 are as follows:

	Fiscal Year Ended March 31,
	2007	2006
Audit Fees (a)	$995,206	$924,250
Audit-Related Fees (b)	—	16,840
Tax Fees (c)	59,950	49,600
All Other Fees (d)	261,410	—

———————

(a)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements, and the review of our interim consolidated financial statements included in quarterly reports. Fiscal year 2006 Audit Fees include $34,235 of fees related to reviews of our Registration Statement on Form S-3 as well as our responses to comment letters received from the SEC in connection with the SEC’s review of such filing.

(b)

“Audit-Related Fees” consist of fees billed for the audit of our employee benefit plan.

(c)

“Tax Fees” consist of fees billed for professional services rendered for tax compliance and tax service.

(d)

“All Other Fees” consist of fees billed for professional services rendered in connection with D&T’s review of the results of the Special Independent Committee investigation regarding allegations made in the Second Class Action, which has since been dismissed.

The Audit Committee has considered and has agreed that the provision of services as described above are compatible with maintaining D&T’s independence. The Audit Committee pre-approves the engagement of D&T for all significant professional services. The Audit Committee has delegated the pre-approval authority to the Chairman of the Audit Committee, who evaluates and approves the particular engagement prior to the commencement of services. All fees were approved by the Audit Committee.

EXPENSE OF SOLICITATION

The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail. Georgeson Shareholder Communications Corporation, New York, New York, has been retained to assist in the distribution of proxies at an estimated fee of $7,500, plus expenses. Directors, officers and regular employees of the Company may also solicit proxies personally, by telephone or telefax. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

PROPOSALS OF STOCKHOLDERS FOR 2008 ANNUAL MEETING

Stockholders of the Company who intend to present a proposal for action at the 2008 Annual Meeting of Stockholders of the Company, must notify the Company’s management of such intention by notice received at the Company’s principal executive offices no later than May 7, 2008 for such proposal to be included in the Company’s proxy statement and form of proxy relating to such meeting. Proposals received after May 7, 2008 shall be considered untimely.

FINANCIAL STATEMENTS

The Company’s Annual Report to Stockholders for the year ended March 31, 2007 is being delivered with the Proxy to the Company’s stockholders. Also accompanying this Notice of Annual Meeting and Proxy Statement is a copy of the Company’s Quarterly Report on Form 10-Q for the three-month period ended June 30, 2007, which contains financial information for that period.

HOUSEHOLDING

Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate proxy statement or Annual Report for this year, we will promptly deliver a separate copy to such stockholder that contacts us by mail at Parlux Fragrances, Inc., Attn: Secretary of the Company, 3725 SW 30th Avenue, Ft Lauderdale, FL 33312.

Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

OTHER MATTERS

The Board knows of no matters that are expected to be presented for consideration at the Annual Meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the person named in the accompanying proxy will vote thereon in accordance with his best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

Neil J. Katz
Chairman and Chief Executive Officer

Fort Lauderdale, FL

August 28, 2007

APPENDIX A

PARLUX FRAGRANCE, INC.

2007 STOCK INCENTIVE PLAN

1.

ESTABLISHMENT, EFFECTIVE DATE AND TERM

Parlux Fragrances, Inc., a Delaware corporation hereby establishes the “Parlux Fragrances, Inc. 2007 Stock Incentive Plan.” The effective date of the Plan shall be June 20, 2007; which is the date the Plan was approved and adopted by the Board; provided, however, any Award granted pursuant to the Plan prior to the Plan being approved by the Shareholders of Parlux will be contingent upon such Shareholder approval and if approval is not obtained, the Award shall be of no effect. Unless earlier terminated pursuant to Section 16(k) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

2.

PURPOSE

The purpose of the Plan is to enable the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Parlux and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of Parlux.

3.

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)

“Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation Right or any other award granted pursuant to the Plan.

(b)

“Award Agreement” means a written agreement entered into by Parlux and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

(c)

“Board” means the board of directors of Parlux.

(d)

“Cause” means, with respect to a termination of employment or service with the Company, a termination of employment or service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

(e)

Change in Control” shall be deemed to occur upon:

(i)

any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Parlux, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of Parlux in substantially the same proportions as their ownership of common stock of Parlux), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Parlux representing thirty percent (30%) or more of the combined voting power of Parlux’s then outstanding securities;

(ii)

during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Parlux to effect a transaction described in subparagraph (i), (iii), or (iv) of this Section) whose election by the Board or nomination for election by Parlux ‘s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii)

a merger, consolidation, reorganization, or other business combination of Parlux with any other entity, other than a merger or consolidation which would result in the voting securities of Parlux outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Parlux or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Parlux (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of Parlux ‘s then outstanding securities shall not constitute a Change in Control; or

(iv)

the shareholders of Parlux approve a plan of complete liquidation of Parlux or the consummation of the sale or disposition by Parlux of all or substantially all of Parlux ‘s assets other than (x) the sale or disposition of all or substantially all of the assets of Parlux to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of Parlux at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of Parlux.

However, to the extent that Section 409A of the Code would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Proposed Regulation 1.409A-3(g)(5), as revised from time to time in either subsequent proposed or final regulations, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

(f)

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of Parlux.

(g)

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(h)

“Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

(i)

“Common Stock” means the common stock, $0.01 par value per share, of Parlux.

(j)

“Company” means Parlux and all entities whose financial statements are required to be consolidated with the financial statements of Parlux pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.

(k)

“Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).

(l)

“Covered Individual” means any current or former member of the Committee, any current or former officer of the Company, or any individual designated pursuant to Section 5(b).

(m)

“Detrimental Activity” shall mean (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that results, or if known could result, in the termination of the Participant’s employment or service that is classified by the Company as a termination for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company without, in all cases, written authorization from the Company; (v) the Participant’s Disparagement, or inducement of others to do so, of the Company or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company; provided, however that competitive activities shall only be those competitive with any business unit of the Company with regard to which the Participant performed services at any time within the two (2) years prior to the termination of the Participant’s employment or service; or (vii) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company. For purposes of subparagraphs (i), (iii), (iv) and (vi) above, the Chief Executive Officer of the Company shall have the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

(n)

“Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

(o)

“Disparagement” means making any comments or statements to the press, the Company’s employees or any individual or entity with whom the company has a business relationship which would adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

(p)

“Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

(q)

“Effective Date” shall mean June 20, 2007.

(r)

“Eligible Individual” means any employee, officer, director (employee or non-employee director) consultant or independent contractor of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

(s)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)

“Exercise Price” means the purchase price of each share of Common Stock subject to an Award.

(u)

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on such date (i) as reported by the national securities exchange in the United States on which it is then traded or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

(v)

“Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

(w)

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

(x)

“Non-Employee Director” means a director of Parlux who is not an active employee of the Company.

(y)

“Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.

(z)

“Option” means an option to purchase Common Stock granted pursuant to Section 7 of the Plan.

(aa)

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

(bb)

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

(cc)

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

(dd)

“Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

(ee)

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

(ff)

“Person” shall mean any person, corporation, partnership, limited liability company, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

(gg)

“Plan” means this Parlux Fragrances, Inc 2007 Stock Incentive Plan.

(hh)

“Prospective Employee” means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

(ii)

“Parlux” means Parlux Fragrances, Inc., a Delaware corporation.

(jj)

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 9 hereunder.

(kk)

“Restricted Stock Unit” means the right to receive to receive a fixed number of shares of Common Stock, or the cash equivalent, granted pursuant to Section 9 hereunder.

(ll)

“Section 424 Employee” means an employee of Parlux or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

(mm)

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 8 hereunder.

(nn)

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

4.

ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual as determined by the Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

5.

ADMINISTRATION

(a)

Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee shall have authority to issue Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of an Award may include (in addition to those contained in this Plan) such conditions and limitations as the Committee may consider appropriate in its sole discretion for the protection of the interests of the Company and its shareholders, including, without limitation, restrictions on exercisability, vesting or transferability, forfeiture provisions, and requirements for the disgorgement of gain. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.

(b)

Advisors to Committee. The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan. The Committee may grant authority to the Chief Executive

Officer of the Company or any other employee of the Company to execute agreements or other documents on behalf of the Committee in connection with the grant of an Award or the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(c)

Participants Outside the U.S. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company may operate, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances presented by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(d)

Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Articles of Incorporation and Bylaws of Parlux, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Articles of Incorporation or Bylaws of Parlux. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

6.

COMMON STOCK

(a)

Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be one million five hundred thousand (1,500,000).

(i)

With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of one million five hundred thousand (1,500,000) of such shares may be subject to grants of Incentive Stock Options.

(ii)

With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of two hundred thousand (200,000) of such shares may be subject to grants of Options or Stock Appreciation Rights to any one Eligible Individual during any one fiscal year.

(iii)

With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of two hundred thousand (200,000) of such shares may be subject to grants of Performance Shares, Restricted Stock and Awards of Common Stock to any one Eligible Individual during any one fiscal year.

(iv)

The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be one million dollars ($1,000,000).

(b)

Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available under this Section hereof for the granting of further Awards shall be reduced as follows:

(i)

In connection with the granting of an Award that is settled in Common Stock, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right.

(ii)

Awards settled in cash shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(c)

Cancelled, Forfeited, or Surrendered Awards. Notwithstanding anything to the contrary in this Plan, if any Award is cancelled, forfeited or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award shall to the extent cancelled, forfeited or terminated, immediately be available for future Awards granted under the Plan as if said Award had never been granted; provided, however, that any shares of Common Stock subject to an Award, other than a Stock Appreciation Right, which is cancelled, forfeited or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan. Any Common Stock subject to a Stock Appreciation Right which is not issued upon settling such Stock Appreciation Right shall be available for future Awards granted under the Plan.

(d)

Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Parlux by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Parlux or other increase or decrease in such shares effected without receipt of consideration by Parlux occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to (i) the aggregate number and kind of shares of Common Stock available under the Plan; (ii) the aggregate limit of the number of shares of Common Stock that may be granted pursuant to an Incentive Stock Option, (iii) the limits on the number of shares of Common Stock that may be granted to an Eligible Employee in any one fiscal year; (iv) the calculation of the reduction of shares of Common Stock available under the Plan; (v) the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; and/or (vi) the Exercise Price of outstanding Options granted under the Plan. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 6(d), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 6(d) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

7.

OPTIONS

(a)

Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b)

Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

(c)

Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)

Limitation on Repricing. Unless such action is approved by the shareholders of Parlux in accordance with applicable law: (i) no outstanding Option granted under the Plan may be amended to provide an Exercise Price per share that is lower than the then-current Exercise Price of such outstanding Option (other than adjustments to the Exercise Price pursuant to Sections 6(d) and 13); (ii) the Committee may not cancel any outstanding Option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an Exercise Price lower than the then-current Exercise Price of the cancelled Option (other than adjustments to the Exercise Price pursuant to Sections 6(d) and 13); and (iii) the Committee may not authorize the repurchase of an outstanding Option which has an Exercise Price that is higher than the then-current Fair Market Value of the Common Stock (other than adjustments to the Exercise Price pursuant to Sections 6(d) and 13).

(e)

Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the seventh anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the seventh anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the seventh anniversary of the Grant Date thereof.

(f)

No Reload of Stock Options. The Plan shall not permit an additional automatic grant of an Option to a Participant who exercises an Option by surrendering other shares of Common Stock (“reload stock option”).

(g)

Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i)

Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-qualified Stock Options.

(ii)

Minimum Exercise Price. In no event may the Exercise Price of a share of Common Stock subject to an Incentive Stock Option be less than 100% the Fair Market Value of such share of Common Stock as of the Grant Date.

(iii)

Ten Percent Shareholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of Parlux, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(h)

Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto.

(i)

Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to Parlux a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to Parlux at its principal office and addressed to the attention of Chief Financial Officer, Parlux Fragrances, Inc. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(j)

Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)

by cash, certified or cashier’s check, bank draft or money order; or

(ii)

through the delivery to Parlux of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to Parlux’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in Parlux incurring any liability under Section 16(b) of the Exchange Act; or

(iii)

by any other method which the Committee in its sole and absolute discretion and to the extent permitted by applicable law, may permit including but not limited to a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to Parlux, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (B) to Parlux to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(k)

Termination of Employment, Disability or Death. Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and or (ii) a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

(i)

Termination for Reason Other Than Cause, Disability or Death. If a Participant’s termination of employment or other service is for any reason other than death, Disability, Cause, or a voluntary termination within thirty (30) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause, any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed thirty (30) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms.

(ii)

Disability. If a Participant’s termination of employment or other service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms.

(iii)

Death. If a Participant dies while in the employment or other service of the Company, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

(iv)

Termination for Cause. In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

8.

STOCK APPRECIATION RIGHTS

(a)

Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts, and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)

Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 7 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c)

Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to Parlux, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d)

Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

9.

RESTRICTED STOCK

(a)

Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

(b)

Restrictions. The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Except as otherwise provided by the Committee in an Award Agreement in its sole and absolute discretion, subject to Section 13 of the Plan, Restricted Stock covered by any Award under this Plan that are subject solely to a future service requirement Restricted Stock shall not vest prior to the first (1st) anniversary of the Grant Date. Shares of Restricted Stock subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 10(c).

(c)

Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in the Parlux Fragrances, Inc. 2007 Stock Incentive Plan (the “Plan”), and in an Agreement entered into by and between the registered owner of such shares and Parlux Fragrances, Inc. (the “Company”), dated _____________ (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d)

Removal of Restrictions. Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock.

(e)

Shareholder Rights. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed.

(f)

Termination of Service. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all unvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by Parlux with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(c) as if such grants of Restricted Stock were Awards of Performance Shares. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason, any unvested shares of

Restricted Stock held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service.

10.

PERFORMANCE SHARES AND PERFORMANCE UNITS

(a)

Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts, and on such terms and conditions the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b)

Performance Goals. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, Parlux’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, Parlux’s after-tax or pre-tax profits including, without limitation, that attributable to Parlux’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, Parlux’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, Parlux’s operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of Parlux’s long-term or short-term public or private debt or other similar financial obligations of Parlux, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from Parlux’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, Parlux’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, Parlux’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, Parlux’s after-tax or pre-tax return on shareholder equity; (x) the attainment of certain target levels in the fair market value of Parlux’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and/or (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of Parlux of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by Parlux (or a subsidiary, division or other operational unit of Parlux) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may, in its sole and absolute discretion: (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c)

Terms and Conditions of Performance Shares and Performance Units. The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical. Unless otherwise provided in an Award Agreement, the Participants’ rights as a shareholder in Performance Shares shall be substantially identical to the terms and conditions that would have been applicable under Section 9 above if the Performance Shares were Restricted Stock. A holder of Performance Units is not entitled to the rights of a holder of our Common Stock.

(d)

Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share or a Performance Unit, the Committee shall cause the amount of such Award to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the

Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Shares or Performance Units to be payable.

(e)

Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all of the Participant’s outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i)

Termination for Reason Other Than Death or Disability. If a Participant’s employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)

Termination of Employment for Death or Disability. If a Participant’s employment or other service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

11.

OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

All Non-Employee Directors shall be eligible to receive Options pursuant to the terms of this Section and shall, in the sole discretion of the Board, be eligible to receive any other type of Award permitted under the Plan.

(a)

Option Grant upon Effective Date of Plan. Each Non-Employee Director who serves on the Board on the Effective Date shall receive an Option to purchase 15,000 shares of Common Stock.

(b)

Initial Option Grant for New Non-Employee Directors. Each Non-Employee Director who is not on the Board on the Effective Date but becomes a Non-Employee Director after the Effective Date shall receive an Option to purchase 15,000 shares of Common Stock upon the date the Non-Employee Director begins service as a Non-Employee Director.

(c)

Annual Option Grant. In addition to any other Awards granted hereunder, each Non-Employee Director shall receive an Option to purchase 15,000 shares of Common Stock on the date of each annual meeting of Parlux on which the Non-Employee Director serves as a Non-Employee Director; provided, however, a Non-Employee Director who first becomes a Non-Employee Director on the date of an annual meeting of Parlux shall not receive a grant pursuant to this Section 11(c) in addition to the grant such Non-Employee Director is entitled to pursuant to Section 11(b).

12.

OTHER AWARDS

Awards of shares of Common Stock, phantom stock, restricted stock units and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Common Stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such award. Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

13.

CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of Parlux, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of Parlux, Awards shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable) and (v) any combination of the foregoing. The Committee shall not take any action permitted by this Section unless counsel for Parlux determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. In the event that the Committee does not terminate or convert an Award upon a Change in Control of Parlux, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

14.

CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (iii) treat the employment or other services of a Participant employed by such entity as terminated if such Participant is not employed by Parlux or any entity that is a part of the Company immediately after such event.

15.

REQUIREMENTS OF LAW

(a)

Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)

Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)

Withholding for Taxes; Set-Off for Debt. Whenever the Company proposes or is required to issue or transfer shares of Common Stock to a Participant under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. In lieu of requiring a Participant to make a payment to the Company in an amount related to the withholding tax requirement, the Committee may, in its discretion, provide that at the Participant’s election, the tax withholding obligation shall be satisfied by the Company’s withholding a portion of the shares otherwise distributable to the Participant, such shares being valued at their fair market value at the date of exercise, or by the Participant’s delivering to the Company a portion of the shares previously delivered by the Company, such shares being valued at their fair market value as of the date of delivery of such shares by the Participant to the Company.

In addition, the Company shall have the right of set-off for debt to the Company (Employee Debt) incurred by a Participant whose employment has terminated but who exercises options subject to the Plan. In such instance, the Company may withhold payment or portion of the shares otherwise distributable to the Participant, such shares being valued at their fair market value at the date of the exercise, in an amount equal to such Employee Debt (which may include, but is not limited to, amounts owed the Company for breaches of any security agreement, relocation expense agreement or other indebtedness).

(d)

Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

16.

GENERAL PROVISIONS

(a)

Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions, as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

(b)

Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(c)

Dividends and Dividend Equivalents. Except as provided by the Committee in its sole and absolute discretion or as otherwise provided in Sections 6(d), 9(e) and 10 of the Plan, a Participant shall not be entitled to receive, currently or on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Commons Stock covered by an Award which has not vested or an Option. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent that the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for federal tax purposes pursuant to Code Section 162(m).

(d)

Deferral of Awards. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for Parlux determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a shareholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e)

Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f)

Issuance of Certificates; Shareholder’s Rights. Parlux shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a shareholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(g)

Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(h)

Buyout and Settlement Provisions. Except as prohibited in Section 7(d) of the Plan, the Committee may at any time on behalf of Parlux offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i)

Use of Proceeds. The proceeds received by Parlux from the issuance of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of Parlux.

(j)

Modification or Substitution of an Award. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without the approval of the shareholders of Parlux, an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 6 or Section 13, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

(k)

Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the shareholders of Parlux in accordance with applicable law and the Articles of Incorporation and Bylaws of Parlux shall be required for any amendment: (i) that changes the class of individuals eligible to receive Awards under the Plan; (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 13 hereof); (iii) the approval of which is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposed to eliminate a requirement provided herein that the shareholders of Parlux must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 13 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated

(l)

Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, this Plan is intended to comply with the requirements of such Section, and the provisions hereof shall be interpreted in a manner that satisfies the requirements of such Section and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

(m)

Notification of 83(b) Election. If in connection with the grant of any Award any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(n)

Detrimental Activity. All Awards shall be subject to cancellation by the Committee in accordance with the terms of this Section 16(n) if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Awards held by the Participant that have not yet been exercised, and/or (ii) with respect to Awards of the Participant that have been previously exercised, recover from the Participant at any time within two (2) years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Award previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (B) with respect to any Award other than an Option, any shares of Common Stock granted and vested pursuant to such Award, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (C) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award. Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Award and the Company exercises its remedies pursuant to this Section 16(n) following the exercise of such Award, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

(o)

Disclaimer of Rights. No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(p)

Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(q)

Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

(r)

Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(s)

Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(t)

Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(u)

Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(v)

Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(w)

Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to Parlux, to its principal place of business, attention: Chief Financial Officer, and if to the holder of an Award, to the address as appearing on the records of the Company.

PARLUX FRAGRANCES, INC.	PROXY

Proxy for Annual Meeting of Stockholders October 11, 2007

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

The undersigned stockholder of Parlux Fragrances, Inc. (the “Company”) acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2007 Annual Meeting and, revoking all prior proxies, hereby appoints Mr. Neil J. Katz with full power of substitution as proxy to vote all the shares of Common Stock of the Company owned or held by the undersigned at the 2007 Annual Meeting of Stockholders to be held at The Westin Diplomat Resort & Spa, 3555 S. Ocean Drive, Room 312/313, Hollywood, FL 33009, on Thursday, October 11, 2007, at 11:00 a.m. or any adjournment or postponement hereof.

This Proxy should be dated, signed by the stockholder(s) exactly as the name appears on the envelope in which this material was mailed, and returned at the earliest convenience in the enclosed return envelope.  Persons signing in a fiduciary capacity should so indicate.

Continued and to be signed on reverse side

1. Election of Directors:		2. Approval of the Parlux Fragrances, Inc. 2007 Stock Incentive Plan
FOR	WITHHELD	FOR	AGAINST	ABSTAIN
☐	☐	☐	☐	☐

(01) Neil J. Katz
(02) Anthony D’Agostino
(03) Esther Egozi Choukroun
(04) Glenn H. Gopman
(05) Robert Mitzman
(06) David Stone
☐ For all nominees listed above, except as noted below:

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Date		(Stockholder’s signature)

(Stockholder’s signature)